UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2004

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, P.O. Box 28512, Columbus, Ohio	43228-5311
(Address of principal executive office)	(Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Item 1.	Changes in Control of Registrant	Not applicable

Item 2.	Acquisition or Disposition of Assets	Not applicable

Item 3.	Bankruptcy or Receivership	Not applicable

Item 4.	Changes in Registrant’s Certifying Accountant	Not applicable

Item 5.	Other Events and Regulation FD Disclosure

On December 7, 2004, Big Lots, Inc. (the “Company”) issued a press release announcing, among other things, that Joe R. Cooper has been appointed Senior Vice President and Chief Financial Officer of the Company effective January 31, 2004. Mr. Cooper will replace Jeffrey G. Naylor who announced his resignation as Senior Vice President and Chief Financial Officer of the Company effective January 30, 2004. A copy of the Company’s press release is attached to this Current Report on Form 8-K as Exhibit 99 and incorporated herein by reference.

Item 6.	Resignations of Registrant’s Directors	Not applicable

Item 7.	Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit Number	Description

99	Press release issued by Big Lots, Inc. on January 7, 2004.

Item 8.	Change in Fiscal Year	Not applicable

Item 9.	Regulation FD Disclosure	Not applicable

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics	Not applicable

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans	Not applicable

Item 12.	Results of Operations and Financial Condition	Not applicable

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC

By: /s/ Charles W. Haubiel II

Charles W. Haubiel II
Vice President, General Counsel &
Corporate Secretary

Date: January 9, 2004